CUSIP NO. 046613105                    13D                  Page 22 of 23 pages

                                    EXHIBIT 7(1)

                       AGREEMENT WITH RESPECT TO SCHEDULE 13D

          The undersigned hereby agree that any Statement on Schedule 13D to be filed with the Securities and Exchange Commission by any of the undersigned, including any amendment thereto, with respect to securities of Atchison Casting Corporation, a Delaware corporation, may be filed by Edmundson International, Inc. on behalf of all of the undersigned.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed in counterparts by their duly authorized signatories as of the 20th day of April, 1999.

                              Consolidated Electrical Distributors, Inc.

                              By:  /s/ Thomas A. Lullo
                                   -------------------------------
                              Its: Vice President
                                   -------------------------------

                              Lincolnshire Associates.

                              By:  Its General Partner
                                   Portshire Corp.

                                   By:  /s/ David C. Verbeck
                                        -------------------------------
                                   Its: Vice President
                                        -------------------------------

                              Portshire Corp.

                              By:  /s/ David C. Verbeck
                                   -------------------------------
                              Its: Vice President
                                   -------------------------------

                              Edmundson International, Inc.

                              By:  /s/ John D. Parish
                                   -------------------------------
                              Its: Vice President
                                   -------------------------------

CUSIP NO. 046613105                    13D                  Page 23 of 23 pages




                              Employees' Retirement Plan of Consolidated
                              Electrical Distributors, Inc.

                              By:  /s/ Thomas A. Lullo
                                   -------------------------------

                                   on behalf and as a member of the Retirement
                                   Committee of Consolidated Electrical
                                   Distributors, Inc.

                              Employees' Retirement Plan of Hajoca Corporation

                              By:  /s/ Chris Pappo
                                   -------------------------------

                                   on behalf and as a member of the Retirement
                                   Committee of Hajoca Corporation